UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

             Date of Report:                           May 4, 2005
    (Date of earliest event reported)               (April 28, 2005)


                             Multimedia Games, Inc.
             (Exact name of registrant as specified in its charter)

                                    001-14551
                            (Commission File Number)



                           Texas                            74-2611034
               (State or other jurisdiction               (IRS Employer
                     of incorporation)                 Identification No.)

          206 Wild Basin Rd., Bldg. B, Suite 400,             78746
                       Austin, Texas                        (Zip Code)
         (Address of principal executive offices)



       Registrant's telephone number, including area code: (512) 334-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operation and Financial Condition.

On April 28, 2005, Multimedia Games, Inc. (the "Registrant") issued a press release announcing its second-quarter fiscal year 2005 results, and on the same date held a related conference call to discuss these results. The full text of the press release issued in connection with the announcement, and the related conference call transcript are attached to this Current Report on Form 8-K as Exhibit Nos. 99.1 and 99.2, respectively. The April 28, 2005 press release and the conference call transcript contain forward-looking statements regarding the Registrant, and include cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

Use of Non-GAAP Financial Information

The Registrant uses the non-GAAP measure of EBITDA in its earnings releases. EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Although EBITDA is not a measure of performance calculated in accordance with generally accepted accounting principles ("GAAP"), the Registrant believes the use of the non-GAAP financial measure EBITDA enhances an overall understanding of the Registrant's past financial performance and provides useful information to the investor, because of its historical use by the Registrant as a performance measure, and the use of EBITDA by virtually all companies in the gaming equipment sector as a measure of performance. However, investors should not consider this measure in isolation or as a substitute for net income, operating income, or any other measure for determining the Registrant's operating performance that is calculated in accordance with GAAP. In addition, because EBITDA is not calculated in accordance with GAAP, it may not necessarily be comparable to similarly titled measures employed by other companies. The Registrant has included a reconciliation of EBITDA to the most comparable GAAP financial measure, net income, in the attached press release.


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

Item 9.01.   Financial Statements and Exhibits.

(c)    Exhibits.

Exhibit No.           Description
-----------           -----------

   99.1 Press Release, dated April 28, 2005, announcing second-quarter fiscal year 2005 results

   99.2 Transcript of second-quarter fiscal year 2005 earnings conference call


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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           MULTIMEDIA GAMES, INC.



Dated: May 4, 2005                         By: /s/  Craig S. Nouis
                                               ---------------------------------
                                               Craig S. Nouis
                                               Chief Financial Officer and
                                               Principal Accounting Officer

                                 EXHIBIT INDEX


Exhibit No.           Description
-----------           -----------

   99.1 Press Release, dated April 28, 2005, announcing second-quarter fiscal year 2005 results

   99.2 Transcript of second-quarter fiscal year 2005 earnings conference call


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